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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D. C.  20549

                                     ____________


                                       FORM 8-K


                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                            DATE OF REPORT:  MAY 18, 1998
                          (Date of earliest event reported)


                                    CORTECH, INC.
                (Exact name of registrant as specified in its charter)


          DELAWARE                     0-20726             84-0894091
(State or other jurisdiction         (Commission          (IRS Employer
     of incorporation)               File Number)       Identification No.)


                  6850 N. BROADWAY, SUITE G, DENVER, COLORADO 80221
              (Address of principal executive offices)       (Zip Code)


         Registrant's telephone number, including area code:  (303) 650-1200




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ITEM 5.        OTHER EVENTS.


     On May 18, 1998, Cortech, Inc. ("Cortech") issued a press release announcing that Kenneth R. Lynn had left all positions with Cortech. Mr. Lynn had most recently served as Cortech's Chairman of the Board of Directors, Chief Executive Officer, President and Acting Chief Financial Officer. A copy of the press release is incorporated herein by reference and attached to this Report as Exhibit 99.1. Copies of amended severance arrangements between Mr. Lynn and Cortech are also incorporated herein by reference and attached to this Report as Exhibit 99.2.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

Exhibit No.    Description
-----------    -----------

  99.1 Press Release dated May 18, 1998, announcing changes in the management of Cortech

  99.2         Amended Severance Arrangements between Cortech and Kenneth R.
               Lynn


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                                     SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 19, 1998               CORTECH, INC.



                                    By:   /s/ DIARMUID F. BORAN
                                          ------------------------
                                          Diarmuid F. Boran
                                          Chief Operating Officer


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                                 INDEX TO EXHIBITS
Exhibit
Number       Description
--------     -----------

99.1 Press Release dated May 18, 1998 announcing changes in the management of Cortech

99.2         Amended Severance Arrangements between Cortech and Kenneth R.
             Lynn